BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 1) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Total revenues	$ 793,124	$ 813,977	$ 751,642	$ 672,311
Net income attributable to Formula Shareholders	$ 82,033	$ 20,027	$ 20,486	$ 15,580
Earnings per share
Basic	$ 5.89	$ 1.46	$ 1.52	$ 1.15
Diluted	$ 5.67	$ 1.38	$ 1.46	$ 1.13